Exhibit 99.1

CONTACT: BOB READY OR
FOR IMMEDIATE RELEASE	RON STOWELL
DATE: OCTOBER 1, 2014	(513) 793-3200

LSI INDUSTRIES INC. ANNOUNCES NEW MANAGEMENT APPOINTMENTS

Cincinnati, OH; October 1, 2014 – LSI Industries Inc. (NASDAQ:  LYTS) today announced that it has appointed Dennis W. Wells as Chief Operating Officer (COO) effective immediately.  Mr. Wells joins LSI after a several month search by a special committee of the Board of Directors working closely with senior management.  This addition to LSI's management team is consistent with the succession planning described in the April 24, 2014 press release.  Concurrent with the hiring of Dennis Wells, Robert Ready steps down as Chief Executive Officer (CEO) and takes the interim title of Executive Chairman.  Mr. Ready will work closely with Mr. Wells to provide a smooth management transition.  Within six months it is expected that Mr. Wells will be appointed CEO, at which time Mr. Ready will step down as Executive Chairman and remain as Chairman of the Board.  As of Mr. Well's appointment as COO, Mr. Ready will transition to an employee consultant to LSI, and will be available to provide consulting services for a period of three years.

Mr. Wells, age 53, has experience in lighting, graphics, and lighting controls.  Prior to joining LSI he was  COO, Glantz Dynamic Solutions.  Previous employers include Fulham, Inc., Acuity Brands Lighting, and Schneider Electric.  Mr. Wells holds a BBA - Accounting from Eastern Kentucky University and has completed MBA coursework at the University of Missouri as well as the Executive Management Program at Northwestern - Kellogg School.

As part of strengthening the LSI management team, Shawn M. Toney, Executive Vice President, Sales, was appointed President, LSI Lighting Solutions, on August 20, 2014.  Mr. Toney, age 46, has been with LSI for over five years and has made substantial contributions to the Company's lighting business, starting with the Commercial & Industrial lighting market and moving into niche markets.  Previously, Mr. Toney had been with Cooper Lighting, Siemens Energy and Automation, and GE Lighting.  He holds a BBA in Marketing from Ohio University.

Mr. Ready stated, "I want to assure you that our entire management team stands ready to work with the new COO and understands that our succession plan has been implemented after careful thought under the direction of our Board of Directors.  The business experience of our executives and key employees runs very deep.  Scott Ready as President, LSI Industries Inc. since 2010, has over 30 years of experience with the Company; Ron Stowell as CFO has been with LSI for 22 years; David McCauley, President, LSI Graphics Solutions, has been on board since 1997 when we acquired his business; and Shawn Toney, recently promoted to President, LSI Lighting Solutions, joined LSI five years ago.  In addition, we have many other managers and key employees with long service and outstanding capabilities.  As I step back, but look forward, I see a loyal, stable, in-place management team being complemented and made stronger by bringing on board Dennis Wells as the COO.  LSI is a leading company in the lighting and graphics industries, and I am confident that we have the leadership team, talent, and experience needed to make it grow and prosper."

Mr. Wells commented, "I am very excited to join the LSI Team.  LSI has a long history of success in bringing Lighting and Graphics together to create a complete Image Solution for their customers.  I look forward to bringing my skills and knowledge to the table along with those of the LSI management team and leading LSI into the future."

LSI Industries Inc.
October 1, 2014

With the COO now hired, LSI will be stepping up its search for a Chief Technology Officer (CTO) to complement the executive management team.  Upon the hiring of a CTO, or other senior executive who will provide the management services of Jim Sferra, Mr. Sferra will transition to an employee consultant to the Company and substantially reduce his day-to-day involvement.  The Executive Search Committee of the Board of Directors will have responsibility for selecting the CTO.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This document contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties.  The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements.  Forward-looking statements may be identified by words such as "estimates," "anticipates," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "should" or the negative versions of those words and similar expressions, and by the context in which they are used.  Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Actual results could differ materially from those contained in or implied by such forward-looking statements as a result of a variety of risks and uncertainties over which the Company may have no control.  These risks and uncertainties include, but are not limited to, the impact of competitive products and services, product demand and market acceptance risks, potential costs associated with litigation and regulatory compliance, reliance on key customers, financial difficulties experienced by customers, the cyclical and seasonal nature of our business, the adequacy of reserves and allowances for doubtful accounts, fluctuations in operating results or costs whether as a result of uncertainties inherent in tax and accounting matters or otherwise, unexpected difficulties in integrating acquired businesses, the ability to retain key employees of acquired businesses, unfavorable economic and market conditions, and the results of asset impairment assessments.  You are cautioned to not place undue reliance on these forward-looking statements.  In addition to the factors described in this paragraph, the risk factors identified in our Form 10-K and other filings the Company may make with the SEC constitute risks and uncertainties that may affect the financial performance of the Company and are incorporated herein by reference.  The Company does not undertake and hereby disclaims any duty to update any forward-looking statements to reflect subsequent events or circumstances.

About the Company

Leadership.  Strength.  Innovation.  Those are the key values behind the smart vision upon which LSI Industries Inc. was founded when established in 1976.  Today LSI demonstrates this in our dedication to advancing technology throughout all aspects of our business – in both product solutions and production techniques.  We are committed to American innovation through technology.

We are a vertically integrated manufacturer who combines assimilated technology, design and manufacturing to produce the most efficient, high quality products possible.  We are dedicated to advancing solid-state technology to make affordable, high performance, energy efficient lighting and custom graphic products that bring value to our customers.  In addition, we can provide sophisticated lighting and energy management control solutions to help customers manage their energy performance.  Further, we offer design support, engineering, installation and project management for custom graphics rollout programs for today's retail environment.

LSI Industries Inc.
October 1, 2014

LSI is proud to be an American company with an American work force, building an American product.  We are a U.S. manufacturer with marketing / sales efforts throughout the world with concentration currently on North America, Latin America, Australia, New Zealand, Asia, Europe and the Middle East.  Our major markets include the commercial / industrial lighting, petroleum / convenience store, multi-site retail (including automobile dealerships, restaurants and national retail accounts), sports and entertainment markets.  Headquartered in Cincinnati, Ohio, LSI has facilities in Ohio, Kansas, Kentucky, New York, North Carolina, Oregon, Rhode Island, and Texas.  The Company's common shares are traded on the NASDAQ Global Select Market under the symbol LYTS.

As we redefine LSI Industries' place in the markets we serve, we will emphasize our commitment to preserving the foundation of a well-managed, financially strong and creatively unique company with even stronger emphasis on a growing technology base.  Through the Leadership, Strength and Innovation that is core to our culture, we move forward continuing our transition to a technology-reliant company with lighting and graphics and the ability to provide the stronger performance our many partners expect.
For further information, contact either Bob Ready, Chief Executive Officer, or Ron Stowell, Vice President, Chief Financial Officer, and Treasurer at (513) 793-3200.

Additional note:    Today's news release, along with past releases from LSI Industries, is available on the Company's internet site at www.lsi-industries.com or by email or fax, by calling the Investor Relations Department at (513) 793-3200.